SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.___ )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:


|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


BMC FUND
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                                 BMC FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 11, 2001


      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the "Fund") will be held on Saturday, August 11, 2001, at 9:00 a.m., at Hound Ears Club, Blowing Rock, North Carolina (telephone: 828-963-4321), for the following purposes:


      1. To elect 11 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

      2.    To approve an Investment Advisory Agreement with Fisher Investments,
            Inc.


      3. To approve amendments to the Fund's investment objectives and policies.


      4. To transact such other business as may properly come before the meeting.

      Only shareholders of record as of the close of business on June 21, 2001 are entitled to notice of, and to vote at, the meeting.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON.


July 20, 2001                           By Order of the Board of Directors



                                        Paul H. Broyhill
                                        Chairman of the Board

                                 BMC FUND, INC.
                                  Golfview Park
                          Lenoir, North Carolina 28645
                              (Tel.: 828-758-6102)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 11, 2001

                                     GENERAL


      This proxy statement is furnished in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the "Fund") of proxies for use at the annual meeting of shareholders and at any and all adjournments thereof (the "annual meeting" or the "meeting") to be held at Hound Ears Club, Blowing Rock, North Carolina, on Saturday, August 11, 2001, at 9:00 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about July 20, 2001.

      The Board of Directors has fixed the close of business on June 21, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Fund were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of Common Stock by principal shareholders and by the management of the Fund is set forth below. See "Principal Shareholders" and "Certain Beneficial Ownership Information Concerning Directors and Nominees," below.

      Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy and in favor of approval of the investment advisory agreement with Fisher Investments, Inc. and the proposed amendments to the Fund's investment objectives and policies.

      Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.


      A majority of votes entitled to be cast on a particular matter, represented in person or by proxy, constitutes a quorum for purposes of matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Shares which are withheld as to voting with respect to one or more nominees for director and abstentions are counted in determining the existence of a quorum.

      The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS


      The bylaws of the Fund provide that the number of directors of the Fund shall be not less than three nor more than 17. The Board of Directors of the Fund has fixed the number of directors at 11. Those members of the Board of Directors who are considered independent directors under the Investment Company Act of 1940, as amended (the "1940 Act"), have approved the selection and nomination of each new candidate who, if elected, would be an independent director under the 1940 Act. Unless contrary action is specified by a shareholder on the enclosed proxy, the proxy agents named in the proxy intend to vote the proxies received by them for the election of the 11 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

      It is not anticipated that any of the nominees will be unable or unwilling to serve; but, if that should occur, the proxies shall be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected shall be reduced.

      The corporation laws of North Carolina, under which the Fund is incorporated, provide that shareholders of a company, such as the Fund, incorporated before July 7, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company's voting stock shall have the right to cumulate their votes for directors. Paul H. Broyhill may be deemed to control more than 25% of such voting shares, and therefore the Fund intends to make cumulative voting for directors available to shareholders of the Fund at the meeting.

      Under cumulative voting, every shareholder entitled to vote in the election of directors shall have the right to vote, in person or by proxy, the number of shares standing of record in his name for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one nominee as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such nominees. The proxy agents named in the accompanying proxy also shall have the right in their discretion to cumulate votes represented by the proxies that they hold, and to cast such cumulated votes for less than all of the nominees, provided that such agents in no event shall cast a vote for a nominee with regard to whom authority to vote has been withheld by the person giving the proxy.

Information About Directors and Officers


      Certain information about the Fund's directors, nominees for election as a director, and officers follows:

                                                 Directors Who Are Interested Persons

                                                 Term of                  Principal                    Other
                                Positions      Office and                Occupations             Directorships Held
          Name,                   Held          Length of                During Past               by Director or
      Address and Age           With Fund      Time Served                 5 Years                    Nominee
----------------------------    ---------      -----------     -------------------------------   ------------------
James T. Broyhill (73) (1)      Director       Since 1976      Retired; former Secretary of      Shepherd Street
1930 Virginia Road                                             the North Carolina Department     Fund
Winston-Salem, NC  27104                                       of Economic and Community
                                                               Development (1989-1991);
                                                               former Chairman of the North
                                                               Carolina Economic Development
                                                               Board (1984-1989); former U.S.
                                                               Senator (1986); former
                                                               Representative, U.S. House of
                                                               Representatives (1963-1986)

Paul H. Broyhill (77) (1) (2)   Director       Since 1976      Director, President (formerly
135 Claron Place, S.E.          President      Since 2001      Chairman) and Chief Executive
Lenoir, NC  28645               Chairman       Since 1976      Officer of the Fund

Michael G. Landry (55) (3)      Director       Since 1993      Managing Partner of Lyford
211 South Gordon Road           Vice           Since 2001      Asset Management (1999-present);
Ft.  Lauderdale, FL 33301       President                      CEO of Mackenzie Investment
                                and Chief                      Management, Inc., Chairman of
                                Investment                     Ivy Funds and Executive Vice
                                Officer                        President of Mackenzie
                                                               Financial Fund (1987-1999)

Allene B. Heilman (79)(4)       Director       Since 1983      Private Investor
941 Bay Esplanade
Clearwater, FL  34630


                                            Other Directors and Nominees

                                                Term of                  Principal                    Other
                                Positions     Office and                Occupations             Directorships Held
          Name,                   Held         Length of                During Past               by Director or
      Address and Age           With Fund     Time Served                 5 Years                    Nominee
----------------------------    ---------     -----------     -------------------------------   ------------------
William E. Cooper (79)          Director      Since 1981      Retired; former director,
5418 Preston Haven                                            chairman and CEO of Dallas
Dallas, TX  75207                                             Market Center Company

                                            Other Directors and Nominees

                                                Term of                  Principal                     Other
                                Positions     Office and                Occupations              Directorships Held
          Name,                   Held         Length of                During Past                by Director or
      Address and Age           With Fund     Time Served                 5 Years                     Nominee
----------------------------    ---------     -----------     ---------------------------------  ------------------
Lawrence Z. Crockett (72)       Director      Since 1983      Retired; Investor in and
777 Sea Oak Drive, #719                                       developer of real-estate related
Vero Beach, FL 32963                                          entrepreneurial activities since
                                                              retirement in 1978; former
                                                              director and CEO of Mortgage
                                                              Corporation of the South

Jan E. Gordon (49)                            Nominee as      Pinellas County, FL Supervisor
3075 Rolling Woods Dr.                        Director        of Elections (1992 - present)
Palm Harbor, FL 34683

Gene A. Hoots (62)              Director      Since 1987      Chairman, CornerCap Investment
2508 Giverny Drive                                            Counsel, a registered investment
Charlotte, NC 28226                                           adviser serving private and
                                                              pension fund clients (since 1989)

John S. Little (69)                           Nominee as      Retired: former Managing
4601 Gulf Shore Blvd. N. #18                  Director        Director and Chief Executive,
Naples, FL 34103                                              Associated Octel, London
                                                              (1989-1995); former Senior Vice
                                                              President of Corporate
                                                              Technology, Great Lakes Chemical
                                                              Corporation (1981-1989)

L. Glenn Orr, Jr. (61)          Director      Since 1999      Managing Director, The Orr         Highwoods
2735 Forest Drive                                             Group, an investment               Properties;
Winston-Salem, NC 27104                                       banking firm (since 1995)          Polymer Group

Dolph W. von Arx (66)           Director      Since 1993      Retired; former chairman,          Ruby Tuesday, Inc.;
4351 Gulf Shore Blvd.,                                        president and CEO of Planters      International
PH-1                                                          Lifesavers Company (1988-1991);    Multifoods; and
Naples, FL 34103                                              former president and CEO of R.J.   Cree Research, Inc.
                                                              Reynolds Tobacco Company
                                                              (1987-1988)

                                                      Other Officers

                                                Term of                  Principal                     Other
                                Positions     Office and                Occupations              Directorships Held
          Name,                   Held         Length of                During Past                by Director or
      Address and Age           With Fund     Time Served                 5 Years                     Nominee
----------------------------    ---------     -----------     ---------------------------------  ------------------
M. Hunt Broyhill (37)(5)        Vice          Since 2001      Vice President of the Fund         Swisher
2200 6th Street, NW, #3B        President                     since March 2001; Chief            International
Hickory, NC 28601                                             Executive of Broyhill Asset
                                                              Management, LLC
                                                              (1997 - present); President of
                                                              Broyhill Investments, Inc. and
                                                              Broyhill Family Foundation,
                                                              Inc. (1998 - present); General
                                                              Partner of CapitalSouth
                                                              Partners I, LP (2000-present)

D. Eugene Hendricks (65)        Chief         Since 2001      Chief Financial Officer of the
106 Cedar Crest Drive           Financial                     Fund since March 2001; Staff
Lenoir, NC 28645                Officer                       Account for the Fund
                                                              (1990-2001); Executive in
                                                              Residence in Accounting at
                                                              Appalachian State University,
                                                              Boone, NC (1990-2001)

----------

(1) Messrs. James Broyhill and Paul Broyhill are interested persons within the meaning of the 1940 Act by virtue of their beneficial ownership of more than five percent of the Fund's Common Stock. See "Principal Shareholders" below. Mr. Paul Broyhill is also an interested person by virtue of his serving as President and Chief Executive Officer of the Fund. Messrs. James Broyhill and Paul Broyhill and Ms. Heilman are siblings.

(2) Mr. Paul Broyhill is President of P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

(3) Mr. Landry is an interested person by virtue of his serving as Vice President and Chief Investment Officer of the Fund.

(4) Ms. Heilman is an interested person by virtue of her immediate family relationship to Messrs. James Broyhill and Paul Broyhill.

(5) Mr. Hunt Broyhill is Vice President of P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

      BMC consists of a single fund managed internally by its Board of Directors and officers and externally by its investment advisers. (At March 31, 2001, the Board of Directors managed assets valued at $78.8 million, and the Fund's investment advisers managed assets valued at $45 million.) Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission relating to the number of portfolios in the fund complex overseen by the directors is not applicable.




      Under the laws of North Carolina, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. The Board of Directors recommends a vote FOR the entire slate of nominees set forth above.

                              CORPORATE GOVERNANCE


      The Board of Directors met two times during the fiscal year ended March 31, 2001. The Board of Directors has an Audit Committee, the members of which are William E. Cooper (Chairman), Lawrence Z. Crockett, Gene A. Hoots, L. Glenn Orr, Jr., and Dolph W. von Arx. No member of the Audit Committee is an "interested person" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for evaluating the effectiveness and independence of the Fund's independent auditors, inquiring into and considering the effectiveness of management's financial and accounting functions and its implementation of the auditors' recommendations with respect to internal accounting controls and recommending to the Board of Directors the appointment of auditors for the ensuing year. The Audit Committee had one meeting during the fiscal year ended March 31, 2001, with all members of the Committee in attendance.


      The Board of Directors has an Investment Committee, the members of which are James T. Broyhill, Paul H. Broyhill, Gene A. Hoots and Michael G. Landry. In addition, M. Hunt Broyhill, a Vice President of the Fund, serves as a nonvoting consultant to the Committee. Each member of the Investment Committee, with the exception of Mr. Hoots, is an "interested person" of the Fund as defined in the 1940 Act. The Investment Committee is responsible for reviewing the Fund's investments at the request of management. The Investment Committee had no meetings during the fiscal year ended March 31, 2001. Under the Fund's investment objectives and policies as proposed to be amended (see Proposal 3 in this proxy statement), the Investment Committee will have substantial oversight responsibility with respect to the Fund's investments.

      The Board of Directors did not have a Compensation or Nominating Committee during such year. The Board of Directors will consider written nominations of candidates for election to the Board submitted by shareholders that are submitted to the Fund in accordance with the procedures set forth under "Shareholder Proposals," below.


      Each member of the Board attended at least 75% of the meetings held by the Board and any committee(s) on which he or she served.

                             AUDIT COMMITTEE REPORT


      The Audit Committee of the Board of Directors is comprised entirely of directors who are not interested persons and who are considered independent under applicable New York Stock Exchange Standards. (The Exchange's requirements are not applicable to the Fund.) The Committee currently has five members and operates under a written charter adopted by the Board in July 1999. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

      As noted above, the Audit Committee is responsible for evaluating the effectiveness and independence of the Fund's independent auditors, inquiring into and considering the effectiveness of management's financial and accounting functions and its implementation of the auditor's recommendations with respect to internal accounting controls and recommending to the Board of Directors the appointment of auditors for the ensuing year.

      Management is responsible for preparing the Company's financial statements. The independent accountants are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

      In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountant's that firm's independence.


      Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the year ended March 31, 2001 for filing with the Commission.

                                  Respectfully submitted by the Audit Committee:

                                  William E. Cooper (Chairman)
                                  Lawrence Z. Crockett
                                  Gene A. Hoots
                                  L. Glenn Orr, Jr.
                                  Dolph W. von Arx

                           ADMINISTRATION OF THE FUND

      Administration of the Fund is primarily the responsibility of the Fund's President and Chief Executive Officer, Paul H. Broyhill, its Vice President, M. Hunt Broyhill, its Vice President and Chief Investment Officer, Michael G. Landry, and its Chief Financial Officer, D. Eugene Hendricks. The Fund's portfolio is managed primarily by such officers, under the supervision of the Board of Directors. The Fund has investment advisory agreements with three investment advisers, Whitehall Asset Management, Inc. ("Whitehall"), W.H. Reaves & Co., Inc. ("Reaves"), and Northern Trust Investments, Inc. ("Northern Trust"). These three advisers are responsible for managing a total of approximately $45,020,059 of the Fund's assets. The shareholders of the Fund approved the agreements with Whitehall and Reaves in 1986 and 1990, respectively, and with Northern Trust in 1999. The Board of Directors, including a majority of the directors who are not interested persons of the Fund, has approved such agreements annually since such shareholder approval was obtained. Wellington Management Company, LLP ("Wellington") served the Fund as an investment adviser from August 1999 until that relationship was terminated effective March 31, 2001. Whitehall is located at 320 Park Avenue, New York, New York 10022, Reaves is located at 10 Exchange Place, Jersey City, New Jersey 07032, and Northern Trust is located at 50 South LaSalle Street, Chicago, Illinois 60675. The Board of Directors has proposed that the shareholders approve a new investment advisory agreement with Fisher Investments, Inc. See "Proposal 2 -- Approval of Investment Advisory Agreement," below.

      The Custodian of the Fund's portfolio securities is First Union National Bank of North Carolina, Charlotte, North Carolina, pursuant to an Amended and Restated Custodian Agreement dated as of December 31, 1986.


Brokerage Commissions


      The Fund paid brokerage commissions in the aggregate of $85,725 during the fiscal year ended March 31, 2001. Except with respect to brokerage commissions paid to Reaves, which is an affiliated person of the Fund by virtue of its serving as an investment adviser to the Fund, no brokerage commissions were paid to affiliated persons of the Fund or to affiliated persons of such affiliated persons, or to any broker an affiliated person of which is an affiliated person of the Fund or of Whitehall, Reaves, Northern Trust or Wellington. For the fiscal year ended March 31, 2001, the Fund paid Reaves brokerage commissions in the aggregate amount of $29,804. For the fiscal year ended March 31, 2001, such amount represented 35% of the aggregate brokerage commissions paid by the Fund to all brokers. The commissions charged by the Fund's advisers for agency transactions using affiliated brokers are limited to the lesser of (i) 50% of the regular New York Stock Exchange rates, (ii) the maximum amount permissible pursuant to Section 17(e) of the Investment Company Act of 1940, which regulates commissions and other remuneration received by brokers in connection with the sale of securities to or by registered investment companies with which they are affiliated, or (iii) $0.07 per share. In addition, the amounts paid to an adviser in commissions and fees (as described above) shall not exceed 2% of the average daily market value of the Fund's assets under such adviser's management for the preceding fiscal year. Certain of the Fund's advisers may pay higher commission rates than otherwise would be applicable in exchange for brokerage and research services in accordance with the Securities Exchange Act of 1934. In no event may an adviser pay a brokerage commission in excess of $0.07 per share.


                                   MANAGEMENT

Executive Officers


      The executive officers of the Fund are Paul H. Broyhill, age 77 (President and Chief Executive Officer), M. Hunt Broyhill, age 37 (Vice President), Michael
G. Landry, age 55 (Vice President and Chief Investment Officer) and D. Eugene Hendricks, age 65 (Chief Financial Officer). Mr. Paul Broyhill has served in executive capacities with the Fund and its predecessors for more than five years. Messrs. Hunt Broyhill , Landry and Hendricks have served in executive capacities with the Fund since March 2001. In addition, Mr. Hendricks and Mr. Hunt Broyhill have served in administrative capacities with the Fund for more than five years.


Compensation


      For the fiscal year ended March 31, 2001, the Fund paid Paul H. Broyhill an annual salary of $18,800 for his services to the Fund as an executive officer. M. Hunt Broyhill and D. Eugene Hendricks, who became executive officers March 1, 2001, were paid $1,778 and $1,000, respectively, for their services to the Fund as executive officers. Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family are paid $3,000 per year, plus $1,000 per meeting attended, for service on the Board. Each such outside director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

      The following table sets forth the aggregate compensation from the Fund for the fiscal year ended March 31, 2001 for each director:


Name of Person; Position                                    Aggregate Compensation From Fund
------------------------                                    --------------------------------
Paul H. Broyhill
(President and Chief Executive Officer)                                  $18,800

James T. Broyhill                                                              0

William E. Cooper                                                        $ 5,250

Lawrence Z. Crockett                                                     $ 5,250

Allene B. Heilman                                                              0

Gene A. Hoots                                                            $ 5,250

Michael G. Landry                                                        $ 5,250
(Vice President and Chief Investment Officer)

L. Glenn Orr, Jr                                                         $ 5,250

Dolph W. von Arx                                                         $ 5,250

                              CERTAIN TRANSACTIONS


      The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by Paul H. Broyhill and members of his family. The terms of the lease, which have been approved by the Fund's Board of Directors, including those persons who are not interested persons of the Fund, provide that the Fund and its two wholly owned subsidiaries shall pay an annual rental of $18,000 to Broyhill Investments, Inc. during the term of the lease, which is on a month-to-month basis.

                            PROPOSAL 2 -- APPROVAL OF
           INVESTMENT ADVISORY AGREEMENT WITH FISHER INVESTMENTS, INC.




      Subject to approval of the holders of the majority of the outstanding voting securities of the Fund, the Fund proposes to enter into an Investment Advisory Agreement (the "Agreement"), dated as of August 15, 2001, with Fisher Investments, Inc. ("Fisher"). If the shareholders approve the new Investment Advisory Agreement, the Fund will use the services of Fisher in addition to (and not in lieu of) the services of Northern Trust, Reaves and Whitehall. (Fisher, Northern Trust, Whitehall and Reaves hereafter are referred to collectively as the "Advisers.") First Union National Bank, the Fund's Custodian, will maintain custody of all assets managed by Fisher under the terms of the Fund's existing Custodian Agreement with First Union National Bank.

      The Fund's investment portfolio as of March 31, 2001 was valued at approximately $123.8 million. As of such date, approximately $78.8 million of the Fund's assets were managed internally. The remainder was managed by the Fund's three external investment advisers, Northern Trust ($12.7 million), Reaves ($10.4 million) and Whitehall ($21.9 million). The emphasis of the internally managed portfolio is on yield in order to enable the Fund to realize relatively stable dividend income. The Fund allocated portions of its assets to its investment advisers in order to take advantage of their reputations and experience in the following investment categories:

      o The Fund engaged Northern Trust to invest primarily in large capitalization growth stocks.

      o The Fund engaged Reaves to invest primarily in utility and energy stocks.

      o The Fund engaged Whitehall to invest in large capitalization value stocks.

Fisher's investment strategy emphasizes achieving absolute returns rather than returns measured against familiar benchmarks such as the S&P 500. The Board of Directors believes Fisher's strategy will complement the Fund's internally managed portfolio and enhance the Fund's ability to realize relatively constant dividend income, especially in down markets. For these reasons, and subject to the approval of the Fund's shareholders, the Board of Directors has determined to engage Fisher to manage a portion of the Fund's assets (initially approximately $15 million, which will reduce the

Fund's internally managed portfolio from approximately $78.8 million at March 31, 2001 to approximately $63.8 million).

      The description of the Investment Advisory Agreement set forth below is qualified in its entirety by the terms of the Agreement, a copy of which is attached hereto as Appendix A.


Terms of the Agreement


      The Agreement authorizes Fisher to manage and exercise discretion over a discrete portion of the Fund's investment portfolio. The Board of Directors has authorized Paul H. Broyhill to determine the portion of the portfolio over which Fisher shall be given investment discretion. The Fund from time to time may increase or decrease the amount of assets under Fisher's management, depending on such factors as the investment performance of Fisher in relation to the fees charged by it, management's perception of the benefits of diversification of external management of the Fund's investments and administrative considerations. The Fund's investment portfolio as of March 31, 2001 was valued at approximately $123.8 million, of which the Fund's three external investment advisers, Northern Trust, Whitehall and Reaves, managed $12.7 million, $21.9 million, and $10.4 million, respectively, with the balance of approximately $78.8 million being managed internally. The Fund currently expects that management will maintain investment discretion with respect to approximately $63.8 million of the Fund's investment portfolio (based on the Fund's March 31, 2001 valuation).

      The Agreement authorizes and directs Fisher to provide a continuous investment program consistent with the Fund's investment objectives and policies and instructions of the Board of Directors. The Fund's investments in the aggregate must comply at all times with the Fund's objectives and policies, regardless of whether such investments are under the direct management of the Board of Directors or of external investment advisers. The Fund may provide Fisher with written instructions to enable Fisher to comply with the Fund's investment objectives and policies. Such instructions would reflect limitations on Fisher's investment activities designed to prevent inadvertent violations of the Fund's policies that might otherwise result from more than one adviser managing separate portions of the Fund's assets. Except for compliance with these instructions, Fisher will not be responsible for compliance with any requirement that the overall mix of the Fund's assets meets specified percentages.

      The Agreement is for a term of three years and may be renewed from year-to-year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Directors of the Fund or by a vote of the holders of the majority of the outstanding shares of the Fund. In either event, the Agreement must be approved by a majority of those directors who are not interested persons of the Fund. The Agreement may be terminated at any time by the Board of Directors of the Fund or by a vote of the holders of a majority of the Fund's shares on 60 days' written notice to Fisher, or by Fisher on 60 days' written notice to the Fund.

Fees


      The Investment Advisory Agreement provides for the payment of quarterly fees to Fisher. The quarterly fee payable to Fisher will be payable in advance and will be the product of the closing value of the assets under management on the last day of the preceding fiscal quarter multiplied by 0.1625%, (0.65% on an annual basis). However, if (a) the Fund terminates the Agreement for any reason before the third anniversary of the Agreement or (b) the Fund withdraws assets from Fisher's management such that the value of assets under management (excluding reductions solely because of changes in market value) are less than $13.0 million, then an adjusted fee schedule would apply, both retroactively and for the remainder of the term of the Investment Advisory Agreement. The adjusted fee schedule would be as follows:

                  Assets Under Management                            Annual Fee
                  -----------------------                            ----------

                  $0 - $10,000,000                                     1.00%
                  $10,000,001 - $20,000,000                            0.80%
                  $20,000,001 - $30,000,000                            0.75%
                  $30,000,001 - $40,000,000                            0.70%
                  $40,000,001 +                                        0.60%

      The foregoing fees were negotiated by the Fund with Fisher and reflect a fee structure no less favorable to the Fund than Fisher customarily charges for the type of investment program requested by the Fund.

      The Fund initially proposes to retain investment authority over approximately $63.8 million of its investment portfolio (based on the Fund's March 31, 2001 valuation) and grant investment authority to Fisher in the amount of $15 million, representing approximately 25% of the Fund's externally managed assets which are expected to total approximately $60 million at the commencement of the Investment Advisory Agreement.

      The Fund may elect, at the outset of the Agreement or thereafter, to grant investment authority to Fisher in amounts different from that set forth above, depending on such factors as management's perception of the benefits of diversification of external management of the Fund's investments and the investment performance of Fisher in relation to its advisory fees.

      The following table shows in the left hand column the actual fees (as a percentage of net assets) paid by the Fund for the year ended March 31, 2001 and in the right hand column the fees the Fund would have paid in such fiscal year had the Agreement with Fisher been in effect (assuming the above allocations):

                                                        Percentage of Net Assets
                                                        ------------------------

                                                        Actual(1)   Pro Forma(2)
                                                        ---------   ------------
Annual Expenses:

Management Fees                                         0.20%(3)
   Fisher Agreement                                                    0.07%
Total Management Fees                                                  0.27%
Other Expenses(4)                                       0.32%
   Fisher Agreement                                                    0.00%
Total Other Expenses                                                   0.32%
Total Annual Expenses                                   0.52%
   Fisher Agreement                                                    0.07%
Total Annual Expenses                                                  0.59%

----------
(1)   Based on actual amounts for the fiscal year ended March 31, 2001.

(2) After giving effect to the payment of advisory fees to Fisher assuming the Agreement had been in effect beginning April 1, 2000.

(3)   Includes fees paid to Wellington in the amount of $75,350.

(4)   Includes salaries, professional fees and other expenses.


      The table set forth above and the following example are intended to assist the Fund's shareholders in understanding the indirect effect of the fees payable under the Agreement on the shareholders' investment in the Fund. To facilitate the shareholders' comparison of this fee structure with fee structures of other funds, the Securities and Exchange Commission (the "SEC") requires the Fund to assume a 5% annual return. The Fund has interpreted "5% annual return" to mean growth in assets under management at a compounded annual rate of 5%. The information set forth above and below should not be considered to be a representation of past or future expenses, and actual expenses may be greater or less than those shown.


                                     Example


You would pay the following expenses on a $10,000 investment, assuming a 5% annual return:

                                    1 Year      3 Years     5 Years     10 Years
                                    ------      -------     -------     --------
Fisher Agreement                    $ 8.30      $15.20      $77.10       $ 8.40

Information Concerning Fisher

      Fisher is a California corporation with its principal offices located at 13100 Skyline Boulevard, Woodside, California 94062.

      The directors and principal executive officers of Fisher, all of whom may be reached at the principal offices of Fisher, are Kenneth L. Fisher (Chief Executive Officer and Director), Sherrilyn Fisher (Chief Information Officer and Director), Jeff Silk (President and Director) and Andrew S. Teufel (Senior Vice President - Research and Director).


      Kenneth L. Fisher, Sherrilyn Fisher and Jeff Silk each beneficially owns ten percent or more of the outstanding voting securities of Fisher.


      Fisher does not serve as adviser to any other registered investment company with similar investment objectives.


      None of the officers or directors of the Fund owns, or has owned, any securities of Fisher. None of the directors or executive officers of Fisher has purchased or sold any securities of Fisher in excess of one percent of the outstanding shares since the beginning of the Fund's last fiscal year.


Recommendation of the Board of Directors


      For the reasons set forth above, the Fund believes that the assistance of a new investment adviser to supplement the services currently being provided by Northern Trust, Whitehall and Reaves would be appropriate. The Board of Directors approved the proposed Agreement with Fisher, pursuant to action effective July 9, 2001.

      In order for the proposed Agreement with Fisher to become effective, it must be approved by the holders of a majority of the shares of the Fund's common stock entitled to vote. The Board of Directors recommends a vote FOR the approval of the Fund's proposed Investment Advisory Agreement with Fisher.


         PROPOSAL 3 -- AMENDMENTS TO INVESTMENT OBJECTIVES AND POLICIES


      The Board of Directors of the Fund has amended and restated the Fund's investment objectives and policies (the "Restatement"). A copy of the Restatement is attached to this proxy statement as Appendix C.

      The purpose of the Restatement is to establish, for the benefit of the Board (including the Investment Committee) and the Fund's investment managers, a clear understanding of the Fund's objectives and policies for managing its assets. The Restatement outlines a philosophy that is specific enough for the Board and the managers to know what is expected but flexible enough to allow for changing economic conditions and dynamic securities markets. The Restatement also sets forth performance objectives, procedures for asset allocation and oversight of investment manager performance and guidelines for broad categories of investments and establishes investment restrictions and procedures for policy and performance review.

      The statement of the Fund's investment objectives and policies as currently in effect was last approved by the shareholders in 1999 (the "1999 Statement"). The scope of the 1999 Statement is limited to a statement of (i) the Fund's investment objectives and fundamental investment policies that cannot be altered without shareholder approval and (ii) certain other investment policies that the Board is authorized to change without shareholder approval. The following summarizes the material provisions of the Restatement and the 1999 Statement and identifies their material differences.

      1. Investment Objectives: The 1999 Statement provides that a majority of the Fund's assets will be invested in order to seek as high a level of current income as is consistent with the preservation of capital, and that the balance of the Fund's assets will be invested to provide long term capital appreciation. Under the 1999 Statement, this objective cannot be changed without shareholder approval.

      The Restatement restates the Fund's investment objective by providing that the Fund's goal is to provide a maximum level of income for shareholders consistent with maintaining the Fund's long-term purchasing power and that the specific goals of the Fund are, in order of importance, preservation of capital, current income and moderate growth. The investment objectives as set forth in the Restatement and the 1999 Statement are substantially the same. Under the Restatement, the objectives cannot be changed without shareholder approval.

      2. Portfolio Composition: The 1999 Statement provides detailed criteria regarding the types of securities in which the Fund may invest in order to achieve its current income objective. These criteria concern primarily tax-exempt investments, which for many years made up most of the Fund's portfolio. The 1999 Statement also establishes minimum rating standards for debt obligations (BBB, except that up to 17.5% of the Fund's assets may be invested in municipal bonds rated between B and BBB) and temporary investments (MIG-3). The 1999 Statement further generally describes the types of securities in which the Fund may invest in order to achieve its capital appreciation objective (common and preferred stocks, warrants, options, etc.). It also authorizes investments in precious metals, precious stones and real estate, and contemplates that the Fund may acquire short-term investments when conditions indicate that a defensive position is warranted. The 1999 Statement provides that these criteria cannot be changed without shareholder approval.

      The Restatement provides less detailed criteria relating to investments in income securities. The Board views this approach to be appropriate in view of the portfolio's reduced emphasis on tax-exempt securities in the past several years. The Restatement establishes a BBB minimum rating standard for debt obligations (but without the limited authority to invest in obligations rated between B and BBB, as is the case under the 1999 Statement) and MIG-3 for temporary investments. The Restatement's policies regarding other growth investments are substantially the same as under the 1999 Statement, except that, unlike the 1999 Statement, the Restatement includes guidelines for hedge fund and venture capital investments. The Restatement does not address investments in precious metals or precious stones. The criteria under the Restatement may be changed without shareholder approval.

      3. Other Investment Policies: The 1999 Statement sets forth several fundamental investment policies. Under these policies, the Fund:


            o may not issue senior securities other than senior debt securities;

            o may not engage in short sales, margin purchases or the writing of options, except it may write call options on its own securities to the extent of 10% of its assets;

            o may obtain short-term credit for temporary purposes but only up to 20% of the value of its assets;


            o may not engage in the underwriting of securities (except the Fund may purchase securities not registered under the 1933
                  Act);


            o may concentrate investments in securities of single or related issuers or issuers in a single industry, and may acquire securities of other investment companies, within the limitations set forth in the policy;

            o may not invest in real estate except to the extent of 30% of its assets or mortgage loans except to the extent of 10% of its assets;

            o may invest in precious metals and precious stones up to 5% of its assets, but may not invest in commodity contracts;

            o may make loans to the extent of 20% of its assets, subject to compliance with applicable law;

            o anticipates it will maintain a portfolio turnover rate of less than 100%;

            o may invest in securities of foreign issuers up to 20% of its assets;

            o will maintain its status as a regulated investment company under the Internal Revenue Code; and

            o will operate as a closed-end, non-diversified management company under the Investment Company Act of 1940.

      Under the 1999 Statement and certain provisions of the Investment Company Act of 1940, these policies cannot be changed without shareholder approval, except that the policy relating to investments in foreign issuers can be changed solely by action of the Board of Directors.

      The Restatement establishes investment policies that are substantially the same as those set forth in the 1999 Statement, except as follows:

            o The Restatement does not include a specific policy regarding investments in precious metals or precious stones, though the Board or the Investment Committee could authorize such investments as an "alternative investment" in order to achieve the growth component of the Fund's investment objective.


            o The Restatement does not permit the Fund to invest in commodities or commodity contracts.

            o The Restatement does not permit the Fund to make loans (except that it may invest in debt securities in accordance with its investment objective).

            o The Restatement does not permit direct investments in securities of foreign issuers traded on foreign exchanges, though the Fund may invest in such securities traded on U. S. exchanges.

            o The Restatement permits the Fund to write covered call options on its own securities up to 20% of its assets, compared to 10% of its assets under the 1999 Statement.

            o The Restatement permits the Fund to engage in short sales, margin purchases and the writing of options.

            o The Restatement authorizes the Fund to invest in real estate, provided that not more than 10% of its gross income consists of income (including capital gains) from real estate.


            o The Restatement's policies relating to borrowing money, issuing senior securities, underwriting securities, purchasing or selling real estate or commodities or making loans may be changed only with shareholder approval. The Board may change the other investment policies set forth in the Restatement without shareholder approval.

4. Other Differences between the Restatement and the 1999 Statement. The Restatement includes performance objectives, procedures for asset allocation and oversight of investment manager performance, guidelines for broad categories of investments, investment restrictions and procedures for policy and performance review, none of which is addressed in the 1999 Statement. The Board may change these provisions of the Restatement from time to time without shareholder approval.


      The Board of Directors recommends that the shareholders vote FOR the amendments to the Fund's investment objectives and policies set forth in the Restatement.

                       INDEPENDENT AUDITORS AND AUDIT FEES

Selection of Auditors


      The Board of Directors of the Fund has selected the firm of Dixon Odom PLLC as the Fund's auditor for the fiscal year beginning April 1, 2001. Dixon Odom PLLC was appointed by the Board of Directors on April 17, 2001 and served as the Fund's auditor for the fiscal year ended March 31, 2001. Deloitte & Touche served as the Fund's auditor for several years until March 31, 2001.

      On March 31, 2001, the Fund terminated its engagement of Deloitte & Touche as the Fund's independent auditors in order to avoid any potential conflict in interest created by prior service of the Fund's chief financial officer as a partner of Deloitte & Touche. The termination of Deloitte & Touche's engagement was approved by the Board following a recommendation to do so by the Audit Committee. During the Fund's fiscal years ended March 31, 2000 and 1999, Deloitte & Touche's reports on the Fund's financial statements have contained no adverse opinion or disclaimer of opinion, nor have they been qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's fiscal years ended March 31, 2000 and 1999, the Fund's auditors made no finding that the Fund's internal controls were insufficient, did not criticize the reliability of management's representations, the scope of the audit or the reliability of a previous audit report or the underlying financial statements and made no other adverse findings referred to in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

      On April 17, 2001, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Dixon Odom PLLC as the independent auditors to audit the Fund's financial statements for the fiscal year ending March 31, 2002. During the Fund's fiscal years ended March 31, 2000 and 1999, neither the Fund nor anyone on its behalf has consulted Dixon Odom PLLC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable event (as described in paragraph
(a)(1)(v) of said Item 304).

      Neither Dixon Odom PLLC nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as independent public accountants.

      A representative of Dixon Odom PLLC is expected to attend the meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Audit Fees

      Aggregate fees billed the Company for the fiscal year ended March 31, 2001 by Dixon Odom PLLC for services rendered are set forth in the following table:

Type of Service                                                    Amount of Fee
---------------                                                    -------------

Audit Fees ....................................................... $20,000
Financial Information Systems Design and Implementation Fees ..... $     0
All Other Fees ................................................... $     0

During fiscal 2001, Dixon Odom PLLC did not utilize any leased personnel in connection with the audit.


                         CERTAIN BENEFICIAL INTERESTS OF
                       DIRECTORS AND NOMINEES IN THE FUND
                           AND ITS INVESTMENT ADVISERS

Beneficial Ownership by Directors in the Fund

      Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors and nominees for director as of June 15, 2001 is set forth in the following table:

                                                          Dollar Range of Equity
Name of Director or Nominee                               Securities in the Fund
---------------------------                               ----------------------

Interested Persons
         James T. Broyhill                                     Over $100,000
         Paul H. Broyhill                                      Over $100,000
         Michael G. Landry                                      $1-$10,000
         Allene B. Heilman                                     Over $100,000

Other Directors and Nominees
         William E. Cooper                                   $50,000-$100,000
         Lawrence Z. Crockett                                   $1-$10,000
         Jan E. Gordon                                         Over $100,000
         Gene A. Hoots                                          $1-$10,000
         John S. Little                                            none
         L. Glenn Orr, Jr.                                         none
         Dolph W. von Arx                                       $1-$10,000

      BMC consists of a single fund managed internally by its Board of Directors and officers and externally by its investment advisers. Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission relating to the value of securities in various funds within the Fund's family of funds is not applicable.


Beneficial Ownership by Non-Interested Directors in Investment Advisors


      None of the directors, nominees for director and their immediate families who are not considered to be interested persons own securities or have any other interests in the Fund's investment advisers as of June 15, 2001.


                              BENEFICIAL OWNERSHIP
                    OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT


      The following table reflects information concerning directors, director nominees, officers and those persons known to the Fund to own beneficially 5% or more of the Fund's Common Stock as of June 21, 2001:


                                                                      Amount and Nature of Beneficial
                                                                         Ownership of Common Stock
                                                            ----------------------------------------------------
                                                                                                     Percent of
                                                                      Voting and                    Outstanding
                                                                   Investment Power                 Common Stock
                                                                   ----------------                 ------------
Name                                                           Sole              Shared
----                                                           ----              ------
James T. Broyhill                                            785,788              96,212                17.9%

Paul H. Broyhill                                            316,871(1)          206,208(2)              10.6%

Michael G. Landry                                               25                  0                    (3)

Allene B. Heilman                                             29,777                0                    (3)

William E. Cooper                                             3,240                 0                    (3)

                                                                      Amount and Nature of Beneficial
                                                                         Ownership of Common Stock
                                                            ----------------------------------------------------
                                                                                                     Percent of
                                                                      Voting and                    Outstanding
                                                                   Investment Power                 Common Stock
                                                                   ----------------                 ------------
Name                                                           Sole              Shared
----                                                           ----              ------
Lawrence Z. Crockett                                           200                  0                    (3)

Jan E. Gordon                                                 43,920              72,077                 (3)

Gene A. Hoots                                                   25                  0                    (3)

John S. Little                                                  0                   0                    (3)

L. Glenn Orr, Jr.                                               0                   0                    (3)

Dolph W. von Arx                                                25                  0                    (3)

M. Hunt Broyhill                                               967              1,063,007               21.6%

D. Eugene Hendricks                                             0                   0                     0

Broyhill Investments, Inc.                                   316,871                0                   6.4%
800 Golfview Park
Lenoir, NC  28645

Hibriten Investments of N.C., LLP (4)                        977,964                0                   19.8%
800 Golfview Park
Lenoir, NC  28645

----------
(1) Includes 316,871 shares owned of record by Broyhill Investments, Inc., the voting stock of which is principally owned by Paul H. Broyhill and his immediate family. Does not include 977,964 shares owned by Hibriten Investments of N. C., LLP, which is controlled indirectly by Mr. Broyhill's wife and son. See note (4) below.

(2) Includes 85,043 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation. By resolution of the Foundation trustees, Paul H. Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.

(3)   Total shares represent less than 1.0% of the Fund's outstanding Common
      Stock.

(4) The General Partner of Hibriten Investments of N. C., LLP is Hibriten Management of N.C., LLC. All the interests in Hibriten Management of N. C., LLC are owned by Faye A. Broyhill (Paul H. Broyhill's wife) and M. Hunt Broyhill (Paul H. Broyhill's son). M. Hunt Broyhill also serves as Vice President of the Fund.


      James T. Broyhill resides at 1930 Virginia Road, Winston-Salem, NC 27104. Paul H. Broyhill resides at 135 Claron Place, SE, Lenoir, NC 28645.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


      Under federal securities laws, the Fund's directors, officers and beneficial owners of more than 10% of the Common Stock are required to report their beneficial ownership of Common Stock and any changes in that ownership to the SEC. Specific dates for such reporting have been established and the Fund is required to report in this Proxy Statement any failure to file by the established dates during the last fiscal year. In the last fiscal year, to the Fund's knowledge, all of these filing requirements were satisfied by the Fund's directors, officers and principal shareholders.


                              SHAREHOLDER PROPOSALS


      In order to be included in proxy material for the 2002 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by March 12, 2002 and must be submitted in accordance with applicable procedures.

      Shareholder proposals which are not intended to be included in the proxy materials for the 2002 annual meeting must be submitted to the Fund no later than May 27, 2002. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.


                         ANNUAL AND SEMI-ANNUAL REPORTS


      The Fund will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended March 31, 2001 to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Carol Frye at the Fund, 800 Golfview Park, P. O. Box 500, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on May 28, 2001.

                                  OTHER MATTERS


      As of the date of this proxy statement, the Board of Directors knows of no other business to come before the annual meeting for consideration by the Fund's shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.


                                        By Order of the Board of Directors


                                        Carol Frye
                                        Secretary

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 BMC FUND, INC.


      The undersigned hereby appoints Paul H. Broyhill and Carol Frye, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of BMC Fund, Inc. (the "Fund"), held of record by the undersigned on June 21, 2001 at the annual meeting of shareholders to be held on August 11, 2001, or at any adjournment thereof.


1.    The election of 11 directors:

                                                    WITHHOLD AUTHORITY
      FOR all nominees listed below                 to vote for all nominees
      (except as marked below to the contrary) |_|  listed below |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

James T. Broyhill, Paul H. Broyhill, William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Allene B. Heilman, Gene A. Hoots, Michael G. Landry, John S. Little, L. Glenn Orr, Jr., Dolph W. von Arx.

2.    To approve an Investment Advisory Agreement with Fisher Investments, Inc.

                     APPROVE |_|  DISAPPROVE |_|  ABSTAIN |_|


3. To approve amendments to the Fund's investment objectives and policies as discussed in the proxy statement.


                     APPROVE |_|  DISAPPROVE |_|  ABSTAIN |_|


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND TO APPROVE PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



Dated _________________, 2001.          ________________________________________
                                        Signature*


                                        ________________________________________
                                        Signature*

* Please sign exactly as the name appears hereon. When shares are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their title.

                                                                      APPENDIX A

                                 BMC FUND, INC.

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of directors who are not interested persons of the Fund.

2. The responsibilities of the Committee are to (a) oversee the Fund's accounting and financial reporting policies and practices and internal controls, (b) monitor the quality and objectivity of the independent audit of the Fund's financial statements, (c) consider changes in accounting principles or practices recommended by management or the independent auditors, (d) investigate suspected improprieties in the Fund's operations and (e) act as a liaison between the Fund's independent auditors and the Board of Directors. It is not the responsibility of the Audit Committee to maintain appropriate accounting systems and internal controls or to plan and carry out audits. These responsibilities belong to management of the Fund and the independent auditors, respectively.

3. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. Accordingly, the Audit Committee also shall have the responsibility to (a) recommend to the Board of Directors the selection, retention and termination of the Fund's independent auditors and to request, receive and evaluate the auditors' representations as to their independence at least annually, (b) meet with the Fund's independent auditors to review arrangements for and the scope of audits and discuss adjustments or other matters of concern, (c) consider the auditors' comments regarding the Fund's financial and accounting policies and procedures, including internal accounting controls, and management's responses to such comments and (d) review fees charged by the auditors for audit and non-audit services.

4. The Audit Committee shall meet regularly and at least annually, and shall meet with appropriate members of management and with the auditors as necessary. The Committee also shall report periodically its activities to the Board of Directors and make recommendations as to any of the matters described above

5. The Audit Committee shall have the authority to retain legal counsel and experts or consultants at the expense of the Fund.

6. The Audit Committee shall review this Charter at least annually and recommend changes to the Board of Directors.

                                        Adopted July 29, 2000

                                                                      APPENDIX B

                          INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT, is made as of the 15th day of August, 2001, between BMC Fund, Inc., a North Carolina corporation (the "Fund"), and Fisher Investments, Inc., a California corporation (the "Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

      WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund desires to retain the Adviser to render investment services with respect to a portion of the Fund's investment assets, and the Adviser is willing to render such services;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Fund and the Adviser agree as follows:

      1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser with respect to the investment assets of the Fund (the "Assets") in accordance with the terms and conditions set forth below, and the Adviser hereby accepts such appointment.

      2. Assets. The Fund may add or remove assets from the Adviser's management upon 10 days' notice to the Adviser or such shorter period agreed to by the Fund and the Adviser. The Fund represents that the Assets are lawfully owned by the Fund, that there are no restrictions (whether arising out of contract, operation of law or otherwise) on the transfer, sale or public distribution thereof and that neither the Fund nor any affiliated person of the Fund is an affiliated person of any issuer whose securities are included in the Assets.

      3. Advisory Duties. The Adviser shall manage, subject to the supervision and control of the Board of Directors of the Fund, the Assets in accordance with the Fund's investment objectives and policies, a copy of which has been provided to the Adviser (the "Objectives and Policies"), as amended from time to time, and in accordance with the following understandings:

            (a) The Adviser shall provide a continuous investment program with respect to the Assets in accordance with the Objectives and Policies and the instructions of the Board of Directors of the Fund. The Adviser will have no responsibility for determining that the total assets of the Fund are invested in compliance with any requirement of the Objectives and Policies that specific percentages of such total assets be invested pursuant to particular objectives.

            (b) The Adviser shall provide investment advisory, research, statistical and clerical services relating to its management of the Assets.

            (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and Bylaws of the Fund, the instructions of the Board of Directors of the Fund, the requirements of the 1940 Act, the rules of the Securities and Exchange Commission (the "Commission") and all other applicable federal and state laws and regulations.

            (d) (i) The Adviser will comply with Section 17(e) of the 1940 Act and the rules of the Commission thereunder in connection with brokerage transactions with any broker that is an "affiliated person" of the Adviser as such term is defined in the 1940 Act. The Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. The Adviser shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Adviser shall have the right, subject to the control of the Board of Directors of the Fund, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided. Notwithstanding the foregoing, in no event shall the Adviser incur a brokerage commission in excess of $0.07 per share.

                  (ii) Without the written consent of the Fund and compliance with the 1940 Act and the rules of the Commission thereunder, the Adviser shall not cause the Fund to purchase securities from the Adviser, or any affiliated person of the Adviser, acting as principal and shall not cause the Adviser to purchase securities from any syndicate or selling group of which the Adviser or any affiliated person of the Adviser is a member. The Adviser may refrain from advising the Fund concerning securities of companies of which any of the directors, officers or employees of the Adviser or of affiliated persons of the Adviser are directors, officers or employees, or concerning securities of companies for which the Adviser or its affiliated persons act as financial adviser.

                  (iii) When the Adviser deems the purchase or sale of a
            security to be in the best interests of the Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and most favorable price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

            (e) The Adviser shall provide the Custodian, as defined below, and the Fund on each business day with a list of all securities transactions directed by the Adviser for the prior business day and shall render to the Fund's Board of Directors such other periodic and special reports as the Board may reasonably request.

            (f) The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

      4. Rule 17j-1 Compliance. The Adviser shall comply with Rule 17j-1 under the 1940 Act with respect to the matters set forth therein, including but not limited to providing, no less frequently than annually, to the Fund's Board of Directors the written report and certification required by Rule 17j-1(c)(2). The Adviser shall notify the Fund of its intention to adopt a material amendment to its Code of Ethics no later than 10 days prior to adoption and shall submit such amendment for the approval of the Fund's Board promptly after adoption.

      5. Custody of Assets. First Union National Bank, Charlotte, North Carolina (the "Custodian") will retain custody of the Assets. The Fund will cause the Custodian to settle purchases and sales of securities made by the Adviser in connection with the Adviser's management of the Assets, through delivery of securities, payment of funds or such other acts as may be necessary to fulfill such custodial responsibilities. Instructions concerning purchases and sale of securities by the Adviser on behalf of the Fund shall be communicated to the Custodian and the Fund in a manner agreed to by the Fund, the Custodian and the Adviser. Fees charged by the Custodian shall continue to be the responsibility of the Fund.

      6. Books and Records. The Adviser shall maintain and preserve the books and records relating to securities transactions on behalf of the Fund in accordance with Section 31 of the 1940 Act and the rules of the Commission thereunder, including, without limitation, Rule 31a-1(f). The Adviser agrees that all such books and records are the property of the Fund and that it will surrender promptly to the Fund any of such books and records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such books and records as are required to be maintained by Rule 31a-1(f) under the 1940 Act.

      7. Reports to Adviser. The Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, 10 days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven days after receipt of such material. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

      8. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities purchased for the Fund and the taxes and brokerage commissions, if any, payable in connection with the purchase and sale of such securities.

      9. Compensation of the Adviser.


            (a) For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser a quarterly fee in advance. The fee for a succeeding quarter will be the product of the closing market value of the Assets on the last day of the preceding fiscal quarter (the "Closing Value") multiplied by 0.1625% (0.65% on an annual basis), subject to retroactive adjustment in the event that (a) the Fund terminates this Agreement for any reason before the third anniversary of the Agreement or (b) the Fund withdraws any portion of the Assets from the Adviser's management such that the value of Assets under management (excluding reductions solely because of changes in market value) is less than $13.0 million. In the event that such an adjustment is triggered, the fee schedule will be as follows:

            Assets Under Management          Quarterly Fee      Annual Fee
            -----------------------          -------------      ----------

            $0 - $10,000,000                    0.25%             1.00%
            $10,000,001 - $20,000,000           0.20%             0.80%
            $20,000,001 - $30,000,000           0.1875%           0.75%
            $30,000,001 - $40,000,000           0.1750%           0.70%
            $40,000,001 +                       0.150%            0.60%


            (b) After the end of each fiscal quarter, the Adviser shall submit to the Fund a report showing the amount of the fee properly payable to the Adviser hereunder and the detailed calculation thereof. The Fund shall pay the Adviser such fee not later than 30 days after its receipt of such report. Failure of the Fund to pay the fee when due shall entitle the Adviser to pay the fee from cash assets of the Fund under its management.

      10. Limitation of Liability. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation of services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake or law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

      11. Duration and Termination. This Agreement shall, if approved by the vote of a majority of the outstanding voting securities of the Fund at the annual meeting of shareholders on August 11, 2001, become effective on August 15, 2001 and shall continue in effect until August 15, 2004, and thereafter only so long as such continuance is approved at least annually by a vote of the

Fund's Board of Directors (including at least a majority of the directors who are not interested persons of the Fund), cast in person at a meeting called for the purpose of voting on such approval. In addition, the Fund may present to its shareholders the question of continuance of the Agreement; in such event, such continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

      This Agreement may be terminated at any time, without payment of any penalty, either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser. This Agreement shall not be assigned by either party and shall automatically terminate in the event of its assignment. This Agreement may be terminated by the Adviser on 60 days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

            If to the Fund:     BMC Fund, Inc.
                                P. O. Box 500
                                800 Golfview Park
                                Lenoir, NC 28645
                                Attention: President

            If to the Adviser:  Fisher Investments, Inc.
                                13100 Skyline Boulevard
                                Woodside, CA  94062
                                Attention:  President

      12. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent for the Fund.

      13. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

      14. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "interested persons" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(3), Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

      15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

      16. Miscellaneous. The Fund acknowledges that it has reviewed the Adviser's Form ADV, Part II, as amended, at least forty-eight hours prior to entering into this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                                 BMC FUND, INC.

___________________________________     By:_____________________________________
                                           Paul H. Broyhill
                                           President


ATTEST:                                 FISHER INVESTMENTS, INC.

_______________________________         By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                                                      APPENDIX C

                                 BMC FUND, INC.
                RESTATEMENT OF INVESTMENT OBJECTIVES AND POLICIES

I.    Purposes of Policy

      The purpose of this statement is to establish a clear understanding among the BMC Fund, Inc. (the "Fund") board members (including the investment committee) and the investment managers regarding the policies and objectives of managing BMC assets. This statement outlines an overall philosophy that is specific enough for the manager to know what is expected, but sufficiently flexible to allow for changing economic conditions and dynamic securities markets. This statement provides realistic risk policies to guide the manager toward long-term rate of return objectives which in turn serve as standards for evaluating investment performance. This statement establishes the investment restrictions placed upon the manager and outlines procedures for policy and performance review.

      It is anticipated that this statement will be effective until modified by the board of directors (and, when required, the shareholders) as conditions warrant upon the recommendation of the investment committee. Both the investment committee and investment managers are expected to propose revisions to the guidelines at any time as such guidelines would impede meeting the Fund's investment objectives.

II.   Investment Philosophy

      The Fund was created to maintain a pool of investment money which can provide current income and long-range asset growth for the present stockholders and the descendents of the present stockholders.

III.  Investment Objectives

      The overall investment objective of the Fund is to provide a maximum level of income for shareholders consistent with maintaining the Fund's long-term purchasing power.

      Therefore, the specific goals of the Fund are in order of importance:

      a.    Preservation of capital
      b.    Current income
      c.    Moderate growth

      These investment objectives may not be changed without shareholder approval.

IV.   Investment Management Structure

      Both in-house and external investment managers will be responsible for the investment of the Fund's assets. It is expected the overall asset mix will be highly diversified into many and varied investment categories. This diversification can be accomplished by utilizing managers with different investment styles and strategies as well as diversification within each portfolio.

V.    Investment Committee

      There will be an investment committee of the board of directors. This committee will be comprised of at least two of the most qualified board members. Staff members may serve as nonvoting consultants to the committee. In order to avoid "lowest common denominator decision making", it is desirable to keep the investment committee small in number and include those most qualified for this particular task. The investment committee will overview both internally and externally managed portfolios.

      The investment committee will primarily be responsible for:

      a.    Overall asset allocation
      b.    Fund manager selection
      c.    Monitoring performance of portfolios
      d.    Fund manager termination
      e.    Communication with managers, the board, and stockholders

VI.   Performance Objectives

      Approximately a 6% return on the Fund's assets (less P. B. Realty, Inc.) is desired to be distributed annually for dividend income. Additional modest growth is desired to at least offset inflation risk.

      The Fund will be managed in a manner which seeks low volatility accepting the possibility of less than average returns in the best years but seeking preservation of capital in the bad years.

      Manager performance will be measured in relation to peer groups selected by the investment committee, keeping in mind, however, the above stated objectives.

VII.  Portfolio Composition And Asset Allocation

      To achieve its investment objectives, the Fund is to be organized with a yield component and a growth component. Subcategories under each will be diverse and non-correlated as much as feasible with each other.


                  Yield Components        Growth Components

                  Corporate bonds         Stocks and mutual funds
                  U. S. Treasury bonds      Large cap
                  Foreign bonds             Mid cap
                  Preferred stocks          Small cap
                  Bond mutual funds         Sector diversification
                  High yield stocks         Domestic and foreign
                    Utilities               Value and growth
                    REITS                 Alternative investments
                    Pipelines
                    Other
                  Hedge funds
                  Real estate


      It will be the responsibility of the investment committee to determine the overall fund percentage allocation among these categories. The allocations will be constantly changing and the investment committee will review on a quarterly basis the need for rebalancing--considering past performance, projections of future needs, as well as current economic conditions.

VIII. Criteria in Manager Selection

      Investment money managers shall be chosen using some or all of the following:

      a.    Credibility and reliability
      b.    Past performance and experience
      c.    Investment styles
      d.    Personal relationships

IX.   Portfolio Managers - Procedures and Responsibilities

      Each manager will be responsible for asset allocation within its portfolio managed and appropriate security selection to fulfill the particular style and strategy of the individual manager.

      Managers will provide a quarterly report to include total return, current holdings at cost and market and a review of market conditions with current strategy.

      The investment committee will recommend an investment broker to transact securities trading and will require the use of the Fund's custodian.

      Direct investment in foreign securities on foreign exchanges is prohibited. However, foreign securities listed and sold on U. S. exchanges may be purchased such as an ADR, ADS, WEB, or foreign bonds.

      External investment managers will supply the Fund annually with the Securities and Exchange Commission (SEC) Form ADV Part II. Investment managers agree to comply with applicable SEC regulations, including but not limited to regulations requiring disclosure of financial and disciplinary information to clients and the manager's code of ethics. If the manager is not required to be registered with the SEC or a state regulator that requires the filing of a Form ADV, an appropriate financial statement must be sent annually to the Fund in lieu of the ADV.

X.    Guidelines

      a.    Guidelines for Fixed Income

            In accordance with its current income objective, the Fund may invest its assets in a well diversified portfolio of corporate bonds and debentures, treasury bills, foreign bonds and other securities issued by the Federal Government or its agencies, certificates of deposit issued by domestic banks and other obligations that produce taxable interest.

            There will be no investment in corporate fixed income obligations rated lower than BBB by Moody's and Standard & Poor's (except that the Fund may purchase temporary investments having a Moody rating of no lower than MIG-3).

            The bond portfolio should be laddered from the standpoint of bond maturities.

      b.    Guidelines for Corporate Stocks

            The Fund may invest in a well-diversified portfolio of common stocks, preferred stocks and beneficial interests and warrants, options or other rights to acquire common stocks.

            From time to time, a portfolio manager may attempt to assume a temporary defensive position in respect to these assets dedicated to capital growth. This may result in temporary acquisition of short-term investments, securities issued by Federal Government or its agencies, commercial paper and/or certificates of deposit issued by domestic banks.

            If an investment complies with a non-statutory percentage restriction set forth in the Fund's investments objectives and policies at the time an investment is made, a later change in market conditions in value of the investment or other assets of the Fund or in any ratings will not be deemed to result in a violation of the percentage restrictions.

      c.    Guidelines for Hedge Funds

            The hedge fund investments are to be made with: substantial management houses, highly diversified strategies, conservative growth to risk profiles and a minimum amount of leverage.

      d.    Guidelines for Venture Capital

            The allocated venture capital will not be for original startups but for businesses with some actual current sales and either current profits or projections of current profits within a reasonable period of time.

      e.    Guidelines for Real Estate

            Purchases of real estate should take into consideration basic replacement value, the potential income stream, amount of current income and/or potential income, and the feasibility of replacing leases.

XI.   Restrictions

      a.    Statutory

            i. Fifty percent or more of the Fund's assets must constitute cash or diversified securities (securities of other RICs, and of other issuers provided the securities of such issuer constitute less than 5% of BMC's assets and not more than 10% of the voting securities, if any, of such issuer).

            ii. Not more than 25% of the Fund's assets may be invested in a single issuer or in two or more issuers controlled by BMC engaged in the same business (control means 20% ownership).

            iii. Ninety percent or more of income must be dividends, interest payments with respect to securities, loans and capital gains from sales of securities.

      b.    Self-Imposed

            i. The Fund will not issue any senior securities, except that the Fund may issue, from time to time, any "senior security representing indebtedness" as such term is defined in Section 18(g) of the Investment Company Act of 1940; provided, that any senior security representing indebtedness issues by the

                  Fund shall comply with the asset coverage and other requirements of Section 18 of the Investment Company Act of 1940.

            ii. The Fund may obtain such short-term credit as is necessary for the clearance of securities transactions, smooth out cash flow or for similar short-term or temporary purposes. In any event, the total amount outstanding shall not exceed 20% of the value of the Fund's assets immediately following any such borrowing.


            iii. The Fund will not underwrite the securities of other issuers, except insofar as the Fund may purchase securities of other issuers under circumstances in which the Fund, were it later to publicly offer or sell such securities, might be deemed to be an underwriter for the purposes of the Securities Act of 1933.


            iv. The Fund may invest up to 25% of the value of its assets in securities (other than U. S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in related businesses. The Fund may acquire securities of other investment companies, provided that after such acquisition the Fund, and any company or companies controlled by the Fund, own in the aggregate (i) not more than 3% of the total outstanding voting stock of such other investment company, (ii) securities issued by such other investment company having an aggregate value of not more than 5% of the value of the Fund's assets, and (iii) securities issued by such other investment companies and all other investment companies having an aggregate value of not more than 10% of the value of the Fund's assets. The above limitations are not applicable if following the acquisition not more than 3% of the outstanding shares of the other investment company or companies is owned by the Fund and its affiliated persons.


                  The intent of this policy is to permit the Fund to invest in securities of other investment companies to the extent permitted by Section 12 of the Investment Company Act of 1940.

            v. The Fund must not receive more than 10% of income from real estate (including income and capital gains). This is gross income and not net income.

            vi. The Fund will not invest in commodities or commodity contracts.

            vii. The Fund anticipates that its portfolio turnover rate (the lesser of purchases or sales of portfolio securities for the year divided by the monthly average value of the portfolio securities) will usually not exceed 100%.

            viii. The Fund will observe all restrictions and requirements of the
                  Internal Revenue Code (the "Code") necessary to maintain its status as a regulated investment company under the Code and to avoid incurring the personal holding company income tax imposed by the Code on undistributed personal holding company income.

            ix. The Fund shall operate as a closed-end, non-diversified management company.